Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,524.00
Total Transaction Valuation	40,000,000.00
Total Offset Amount	0.00
Net Fee	$ 5,524.00